AXONIC ALTERNATIVE INCOME FUND

SCHEDULE OF INVESTMENTS

January 31, 2026 (Unaudited)

Description	Shares	Value
COMMON STOCKS (0.03%)
Financials (0.03%)
Redwood Trust, Inc. REIT(a)	21,780	$119,354
TOTAL COMMON STOCKS
(Cost $237,536)		119,354

	Rate	Shares	Value
PREFERRED STOCKS (1.12%)
Financials (1.12%)
ACRES Commercial Realty Corp., Series D(a)(b)	7.88%	17,823	392,997
TCG Hunstville JV LLC(b)	11.80%	4,285,722	4,283,579
TOTAL PREFERRED STOCKS
(Cost $4,720,264)			4,676,576

	Rate	Maturity Date	Principal Amount	Value
ASSET-BACKED SECURITIES (3.20%)
Other ABS (3.20%)
Castlelake Aircraft Structured Trust, Series 2017-1R, Class C(c)	6.50%	08/15/41	$508,535	$496,381
FAT Brands GFG Royalty I LLC, Series 2021-1A, Class A2(c)(d)	7.00%	07/25/51	1,317,120	1,251,264
FAT Brands GFG Royalty I LLC, Series 2022-1A, Class A2(c)	7.00%	07/25/26	800,160	760,152
Project Silver, Series 2019-1, Class B(c)	4.95%	07/15/26	2,190,865	2,129,302
Prop, Ltd., Series 2017-1, Class B(c)(d)	6.90%	03/15/42	5,765,251	4,525,721
Prop, Ltd., Series 2017-1, Class C(d)	9.55%	03/15/42	6,101,686	2,410,166
Stonepeak 2021-1 ABS, Series 2021-1A, Class C(c)	5.93%	05/15/28	1,643,540	1,561,199
Thunderbolt III Aircraft Lease, Ltd., Series 2019-1, Class B(c)	4.75%	11/15/26	280,040	277,156

TOTAL ASSET-BACKED SECURITIES
(Cost $13,247,201)				13,411,341

COMMERCIAL MORTGAGE-BACKED SECURITIES (52.10%)
Commercial MBS (52.10%)
BCP Trust, Series 2021-330N, Class C(c)(e)	1M CME TERM SOFR + 1.71%	06/15/38	4,111,000	2,818,502
Credit Suisse Commercial Mortgage Trust 2020-FACT E	9.16%	10/15/37	1,678,000	1,557,687
FREMF Mortgage Trust, Series 2018-KF44, Class C(c)(e)	30D US SOFR + 8.61%	02/25/26	1,101,894	1,090,103
FREMF Mortgage Trust, Series 2022-K748, Class D(c)(f)	0.00%	02/25/29	2,995,082	2,241,819
FREMF Mortgage Trust, Series 2022-K748, Class X2B(c)(g)	0.10%	02/25/29	12,739,389	31,848
FREMF Mortgage Trust, Series 2022-K748, Class X2A(c)(g)	0.10%	01/25/29	46,799,470	112,319
FREMF Mortgage Trust, Series 2022-KF144, Class CS(c)(e)	30D US SOFR + 6.00%	09/25/32	3,787,307	3,718,378
FRESB Mortgage Trust, Series 2017-SB28, Class B(c)(e)	30D US SOFR + 7.93%	01/25/27	1,091,632	1,074,166
FRESB Mortgage Trust, Series 2017-SB32, Class B(c)(e)	30D US SOFR + 7.93%	04/25/27	1,714,884	1,728,432
FRESB Mortgage Trust, Series 2017-SB38, Class B(c)(e)	4.17%	08/25/27	263,078	258,395
FRESB Mortgage Trust, Series 2017-SB42, Class B(c)(e)	30D US SOFR + 7.61%	10/25/27	1,923,225	1,854,181

	Rate	Maturity Date	Principal Amount	Value
FRESB Mortgage Trust, Series 2020-SB74, Class B(c)(e)	6.52%	04/25/30	$1,234,363	$1,234,734
FRESB Mortgage Trust, Series 2020-SB76, Class B(c)(e)	4.07%	05/25/30	417,219	417,303
FRESB Mortgage Trust, Series 2020-SB81, Class B(c)(e)	8.11%	10/25/30	2,293,790	2,154,786
FRESB Mortgage Trust, Series 2021-SB83, Class X1(e)(g)	0.75%	01/25/41	6,600,467	178,982
FRESB Mortgage Trust, Series 2021-SB90, Class B(e)	7.50%	07/25/41	2,830,475	2,615,076
FRESB Mortgage Trust, Series 2021-SB93, Class B(e)	7.50%	10/25/41	3,794,150	3,549,806
FRESB Mortgage Trust, Series 2022-SB100, Class B(e)	7.50%	05/25/42	8,409,285	7,702,064
FRESB Mortgage Trust, Series 2022-SB95, Class B(c)(e)	7.27%	12/25/41	4,772,780	4,581,868
FRESB Mortgage Trust, Series 2022-SB98, Class B(c)(e)	7.50%	04/25/42	5,858,387	5,633,425
FRESB Mortgage Trust, Series 2023-SB106, Class B(e)	7.50%	05/25/33	7,651,916	6,960,948
FRESB Mortgage Trust, Series 2023-SB109, Class B(e)	7.50%	07/25/43	6,567,179	5,879,595
FRESB Mortgage Trust, Series 2024-SB114, Class B(e)	7.50%	05/25/34	12,528,601	11,324,603
FRESB Mortgage Trust, Series 2024-SB117, Class B(e)	7.50%	10/25/34	12,220,811	10,759,202
FRESB Mortgage Trust, Series 2025-SB119, Class B(e)	7.50%	01/25/35	13,986,779	12,241,229
FRESB Mortgage Trust, Series 2025-SB122, Class B(e)	7.50%	05/25/35	13,571,586	11,877,852
FRESB Multifamily Structured Pass Through Certificates, Series 2021-SB86, Class B(c)(e)	7.50%	03/25/41	2,673,913	2,466,150
GSF LLC, Series 2023-1, Class D(c)(h)	7.63%	12/01/38	8,767,751	8,145,484
Hudsons Bay Simon JV Trust 2015-HBS, Series 2015-HB10, Class A10(c)	4.15%	08/05/34	4,677,207	4,655,692
Hudsons Bay Simon JV Trust 2015-HBS, Series 2015-HB10, Class C10(c)(e)	5.45%	08/05/34	6,652,596	6,610,019
JPMCC Multifamily Housing Mortgage Loan Trust, Series 2025-Q032, Class D(c)(e)	7.50%	11/25/54	13,377,277	12,646,878
MCR Mortgage Trust, Series 2024-TWA, Class F(c)	10.38%	06/12/27	2,600,000	2,625,740
MCR Mortgage Trust, Series 2024-TWA, Class HRR(c)	14.74%	06/12/27	14,700,000	14,667,660
Multifamily Structured Credit Risk, Series 2023-SN1, Class B(c)(e)	30D US SOFR + 7.00%	07/25/42	14,360,332	14,584,353
SCMS Mortgage Trust, Series 2025-BNC1, Class XA(c)(e)(g)	0.97%	04/15/28	401,012,434	6,857,313
SCMS Mortgage Trust, Series 2025-BNC1, Class E(c)(e)	5.53%	07/15/28	4,020,000	3,593,880
SCMS Mortgage Trust, Series 2025-BNC1, Class HRR(c)(e)	5.53%	09/15/28	28,637,899	25,499,185
SMR 2022-IND Mortgage Trust, Series 22-IND, Class G(c)(e)	1M CME TERM SOFR + 7.50%	02/15/39	4,120,547	3,818,511
THPT Mortgage Trust, Series 2023-THL, Class F(c)(e)	7.19%	12/10/26	8,630,000	8,435,825

TOTAL COMMERCIAL MORTGAGE-BACKED SECURITIES
(Cost $218,037,448)				218,203,993

CORPORATE BONDS (0.86%)
Diversified Financial Services (0.86%)
GKN Subordinated CTL Pass-Through Trust/Auburn MI(c)(e)	0.00%	03/15/30	5,399,179	3,595,853

TOTAL CORPORATE BONDS
(Cost $3,808,822)				3,595,853

INVESTMENT IN JOINT VENTURES (17.18%)
Commercial MBS (17.18%)
GSF 2023-1 Investor, LLC(h)(i)(j)(k)				39,550,026
GSF 2025-5 Portfolio Holding LLC(h)(i)(j)(k)				12,271,727
GSF 2025-AXMF1 EFX LLC(h)(i)(j)(k)				20,105,209

TOTAL INVESTMENT IN JOINT VENTURES
(Cost $73,308,444)				71,926,962

	Rate	Maturity Date	Principal Amount	Value
LOANS (15.55%)
Commercial MBS (15.55%)
CRE_MEZZ_ARLOMIDTOWN_HT_202512	12.00%	04/06/30	$27,500,000	$27,610,000
CS Farmington Limited LP, G8 Farmington LLC, 264 Farmington LLC	12.00%	04/06/30	7,500,000	7,497,000
Portofino Mezz Partners, LLC	14.00%	07/01/29	7,000,000	6,997,200
Rivertree Landing Apartments LLC(k),(l)	30D US SOFR + 3.90%	09/06/28	16,315,000	16,303,579
Surfrider Montauk(m)	1M US SOFR + 10.00%	04/09/27	6,735,300	6,728,565

TOTAL LOANS
(Cost $65,001,880)				65,136,344

RESIDENTIAL MORTGAGE-BACKED SECURITIES (3.19%)
WL Collateral CMO (3.19%)
Bear Stearns Asset Backed Securities I Trust, Series 2006-AC3, Class M1(e)	1M CME TERM SOFR + 0.64%	05/25/36	2,099,722	430,777
Center Street Lending Resi-Investor ABS Mortgage Trust, Series 2024-RTL1, Class M(c)(d)	10.74%	05/25/27	5,264,000	5,359,412
Dominion Mortgage Trust, Series 2025-RTL1, Class M(c)(d)	10.19%	09/25/27	3,000,000	3,047,553
EFMT, Series 2025-RTL1, Class M2(c)(e)	8.33%	05/25/28	2,250,000	2,256,730
LHOME Mortgage Trust, Series 2024-RTL1, Class M(c)(d)	11.95%	01/25/29	2,250,000	2,254,147

TOTAL RESIDENTIAL MORTGAGE-BACKED SECURITIES
(Cost $13,285,300)				13,348,619

	7-Day
	Yield	Shares	Value
SHORT TERM INVESTMENTS - COMMON SHARES (8.61%)
Money Market Fund (8.61%)
Dreyfus Government Cash Management, Institutional Shares	3.58%	5,972,960	5,972,960
First American Government Obligations Fund, Class X	3.61%	30,078,052	30,078,052

TOTAL SHORT TERM INVESTMENTS
(Cost $36,051,012)			36,051,012

TOTAL INVESTMENTS (101.84%)
(Cost $427,697,907)			$426,470,054

Liabilities in Excess of Other Assets (-1.84%)			(7,690,895)
NET ASSETS (100.00%)			$418,779,159

(a)	Non-income producing security.
(b)	Perpetual maturity.
(c)	Security exempt from registration under Rule 144A of the Securities Act of 1933. Such securities may normally be sold to qualified institutional buyers in transactions exempt from registration. The total value of Rule 144A securities amounts to $ 158,110,272, which represents 37.76% of net assets as of January 31, 2026.
(d)	Step bond. Coupon changes periodically based upon a predetermined schedule. Interest rate disclosed is that which is in effect at January 31, 2026.

(e)	Floating or variable rate security. The Reference Rates are described below. Interest rate shown reflects the rate in effect at January 31, 2026. For securities based on a published reference rate and spread, the reference rate and spread are indicated in the description above. Certain variable rate securities are not based on a published reference rate and spread but are determined by the issuer or agent and are based on current market conditions. These securities do not indicate a reference rate and spread in their description above.
(f)	Issued with a zero coupon. Income is recognized through the accretion of discount.
(g)	Interest only securities.
(h)	As a result of the use of significant unobservable inputs to determine fair value, these investments have been classified as Level 3 assets.
(i)	Affiliated company. See Notes to the Consolidated Financial Statements.
(j)	Security considered restricted and illiquid. As of January 31, 2026, the total value of these investments amounts to $71,926,962 or 17.18% of the Fund’s net assets.
(k)	The Fund's interest in this loan is held through a wholly-owned LLC of the fund. See Notes 1 and 2 to the Consolidated Notes to Schedule of Investments.
(l)	On January 31, 2026, securities valued at $16,303,579 were pledged as collateral for mortgage loan warehouse agreements.
(m)	Security has associated unfunded commitments of $414,700.

Investment Abbreviations:

REIT - Real Estate Investment Trust

SOFR - Secured Overnight Financing Rate

Reference Rates:

1M US SOFR - 1 Month US SOFR as of January 31, 2026 was 3.68%

1M CME TERM SOFR - 1 Month CME SOFR as of January 31, 2026 was 3.67%

30D US SOFR - 30 Day US SOFR as of January 31, 2026 was 3.68%

MORTGAGE LOAN WAREHOUSE

Counterparty	Interest Rate	Acquisition Date	Maturity Date	Amount
UBS AG	1M SOFR + 4.15%	08/30/2023	08/25/2026	$12,236,250
				$12,236,250

Axonic Alternative Income Fund

CONSOLIDATED NOTES TO SCHEDULE OF INVESTMENTS (Unaudited)

January 31, 2026

1. ORGANIZATION

Axonic Alternative Income Fund (the “Fund”) is registered under the Investment Company Act of 1940, as amended (“1940 Act”), as a non-diversified, closed-end management investment company. The Fund was organized as a Delaware statutory trust on September 26, 2018 pursuant to a Declaration of Trust governed by the laws of the State of Delaware. The Fund engages in a continuous offering of shares and operates as an interval fund and makes quarterly offers to repurchase its shares at their net asset value (the “NAV”) in accordance with Rule 23c-3 under the 1940 Act. Axonic Capital LLC (the “Adviser”) acts as the Fund’s investment adviser. The Adviser is a registered investment adviser and is responsible for making the investment decisions for the Fund’s portfolio. The Fund’s investment objective is to seek total return. The Fund’s portfolio will be deemed to be non-diversified under the 1940 Act, meaning it may invest a greater percentage of its assets in a single or limited number of issuers than a diversified fund. Under normal circumstances, the Fund will concentrate its investments (i.e., invest 25% or more of its total assets (measured at the time of purchase)) in mortgage-related assets issued by government agencies or other governmental entities or by private originators or issuers.

The Fund currently offers Class A and Class I shares. Class I shares commenced operations on December 31, 2018 and Class A shares commenced operations on November 1, 2023. Class A shares are offered subject to a maximum sales charge of 2.50%. Class I shares are offered at NAV per share and are not subject to sales charges. The Fund may offer additional classes of shares in the future. The Fund has received exemptive relief from the Securities and Exchange Commission (“SEC”) that permits the Fund to issue multiple classes of shares.

The Fund’s assets may be invested in wholly-owned and controlled subsidiaries of the Fund (collectively, the “Subsidiaries”), each of which has the same investment objective as the Fund. All of the Subsidiaries, AAIDX Seller (U), GSF Quad2 LLC, GSF 2025-5 EFX LLC and AAIDX Lender LLC are Delaware limited liabilities companies. To the extent permitted by the 1940 Act, the Fund may make investments through the Subsidiaries, which are pass-through entities.

2. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies followed by the Fund in preparation of its consolidated financial statements. These policies are in conformity with accounting principles generally accepted in the United States of America (“GAAP”). The Fund is considered an investment company for financial reporting purposes under GAAP. The Fund follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standard Codification (“ASC”) Topic 946 “Financial Services – Investment Companies”. The preparation of the consolidated financial statements requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the consolidated financial statements and the reported amounts of income and expenses for the period. Actual results could differ from those estimates.

Consolidation of Subsidiaries – The consolidated financial statements include the financial position and the results of operations of the Fund and its Subsidiaries. As of January 31,2026, the total value of investments held by the Subsidiaries is $71,926,962, or approximately 17.18% of the Fund’s net assets.

All intercompany accounts and transactions have been eliminated in these consolidated financial statements.

Securities Valuation – The Fund values its investments at fair value. The Fund’s Board of Trustees (the “Board”) has approved pricing policies and procedures and fair valuation policies and procedures pursuant to which the Fund will value its investments. The Adviser has appointed an independent Administrator of the Fund, pursuant to the administration agreement, under which the Administrator independently calculates the daily NV per share of the Fund. In doing so, the Administrator, on a daily basis, in compliance with the policies and procedures described above, independently values the investment positions within the Fund’s portfolio. The Administrator, at its discretion, may notify the Fund or the Board of any valuation conflicts and/or non-compliance with the policies and procedures. The Administrator and the Adviser include in quarterly written reports to the Board, confirmation that the policies and procedures provide fair and accurate prices.  Securities listed on an exchange, including common stocks, are valued at the last reported sale price at the close of the regular trading session of the exchange on the business day the value is being determined. Investments in shares of funds, including money market funds that are not traded on an exchange are valued at the end of day NAV per share of such fund.

Securities for which market prices are not “readily available” are valued in good faith by the Fund’s Adviser as “valuation designee” under the oversight of the Fund's Board. The Adviser has adopted written policies and procedures for valuing securities and other assets in circumstances where market quotes are not readily available. In the event that market quotes are not readily available, and the security or asset cannot be valued pursuant to one of the valuation methods, the value of the security or asset will be determined in good faith by the Adviser pursuant to its policies and procedures. On a quarterly basis, the Adviser's fair valuation determinations will be reviewed by the Fund’s Board. The Advisor may, in turn and subject to its oversight, delegate pricing of securities for which market prices are readily available to the Fund’s administrator. All fair valuation determinations shall be made by the Fair Value Committee (the “Committee”), in accordance with policies and procedures established by the Adviser.

Some of the more common reasons that may necessitate that a security be valued using Fair Value Procedures include: the security's trading has been halted or suspended; the security has been de-listed from a national exchange; the security's primary trading market is temporarily closed at a time when under normal conditions it would be open; the security has not been traded for an extended period of time; the security's primary pricing source is not able or willing to provide a price; a significant event with respect to a security or securities has occurred after the close of the market or exchange on which the security or securities principally trades and before the time the Fund calculates net asset value; or trading of the security is subject to local government-imposed restrictions. When a security is valued in accordance with the Fair Value Procedures, the Committee will determine the value after taking into consideration relevant information reasonably available to the Committee.

Investments in joint ventures, structured credit, and other similar debt securities including, but not limited to, asset-backed securities, collateralized debt obligations, collateralized loan obligations, collateralized mortgage obligations, mortgage-backed securities, commercial mortgage-backed security, and other securitized investments backed by certain debt or other receivables (collectively, “Structured Credit Securities”), are valued on the basis of valuations provided by independent pricing services and/or dealers in those instruments recommended by the Adviser. Interest Rate Swaps are valued by an independent pricing service as approved by the Adviser. For centrally cleared swaps, the daily change in valuation and upfront payments, if any, are recorded as a receivable or payable for variation margin on the Consolidated Statement of Assets and Liabilities. In determining fair value, pricing services and dealers will generally use information with respect to transactions in the securities being valued, quotations from other dealers, market transactions in comparable securities, analyses and evaluations of various relationships between securities, and yield to maturity information. The Adviser will, based on its reasonable judgment, select the pricing services or dealer quotations that most accurately reflect the fair market value of the Structured Credit Security while taking into account the information utilized by the pricing services or dealers to formulate the quotation in addition to any other relevant factors.

When price quotations for certain securities are not readily available, or if the available quotations are not believed to be reflective of market value by the Adviser, those securities will be valued at “fair value” as determined in good faith by the Adviser’s Valuation Committee using the fair valuation policies and procedures adopted by, and under the supervision of, the Board. There can be no assurance that the Fund could purchase or sell a portfolio security at the price used to calculate the Fund’s NAV.

The fair valuation policies and procedures may be used to value a substantial portion of the assets of the Fund. The Fund may use the fair value of a security to calculate its NAV when, for example, (1) a portfolio security is not traded in a public market or the principal market in which the security trades is closed, (2) trading in a portfolio security is suspended and has not resumed prior to the normal market close, (3) a portfolio security is not traded in significant volume for a substantial period, or (4) the Adviser determines that the quotation or price for a portfolio security provided by an independent pricing service and broker-dealer is inaccurate.

The “fair value” of securities may be difficult to determine and thus judgment plays a greater role in the valuation process. The fair valuation methodology may include or consider the following guidelines, as appropriate: (1) evaluation of all relevant factors, including but not limited to, pricing history, current market level and supply and demand of the respective security; (2) comparison to the values and current pricing of securities that have comparable characteristics; (3) knowledge of historical market information with respect to the security; and (4) other factors relevant to the security which would include, but not be limited to, duration, yield, fundamental analytical data, the Treasury yield curve and credit quality

Fair Value Measurements – A three-tier hierarchy has been established to classify fair value measurements for disclosure purposes. Inputs refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk. Inputs may be observable or unobservable. Observable inputs are inputs that reflect the assumptions market participants would use in pricing the asset or liability that are developed based on market data obtained from sources independent of the reporting entity. Unobservable inputs are inputs that reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability that are developed based on the best information available. In accordance with the authoritative guidance on fair value measurements and disclosure under GAAP, the Fund discloses the fair value of its investments in a hierarchy that prioritizes the inputs to valuation techniques used to measure the fair value.

Various inputs are used in determining the value of the Fund’s investments as of the reporting period end. These inputs are categorized in the following hierarchy under applicable financial accounting standards:

Level 1 –	Unadjusted quoted prices in active markets for identical, unrestricted assets or liabilities that the Fund has the ability to access at the measurement date;

Level 2 –	Quoted prices which are not active, quoted prices for similar assets or liabilities in active markets or inputs other than quoted prices that are observable (either directly or indirectly) for substantially the full term of the asset or liability at the measurement date; and

Level 3 –	Significant unobservable prices or inputs (including the Fund’s own assumptions in determining the fair value of investments) where there is little or no market activity for the asset or liability at the measurement date.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3.

An investment level within the fair value hierarchy is based on the lowest level input, individually or in the aggregate, that is significant to fair value measurement. To the extent practicable, the Adviser generally endeavors to maximize the use of observable inputs and minimize the use of unobservable inputs by requiring that the most observable inputs are to be used when available.

The inputs or methodologies used for valuing securities are not necessarily an indication of the risk or liquidity associated with investing in those securities. The following is a summary of the fair values according to the inputs used in valuing the Fund’s investments as of January 31, 2026:

Investments in Securities at Value(a)(b)	Level 1 - Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Total
Common Stocks	$119,354	$–	$–	$119,354
Preferred Stocks	392,997	4,283,579	–	4,676,576
Asset-Backed Securities	–	13,411,341	–	13,411,341
Commercial Mortgage-Backed Securities	–	218,203,993	–	218,203,993
Corporate Bonds	–	3,595,853	–	3,595,853
Investment In Joint Ventures	–	–	71,926,962	71,926,962
Loans	–	65,136,344	–	65,136,344
Residential Mortgage-Backed Securities	–	13,348,619	–	13,348,619
Short Term Investments	36,051,012	–	–	36,051,012
Total	$36,563,363	$317,979,729	$71,926,962	$426,470,054

(a)	For detailed descriptions of industries, see the accompanying Consolidated Schedule of Investments.
(b)	For liabilities arising from reverse repurchase agreements, the carrying amount approximates fair value due to the relatively short-term maturity of these financial instruments.

The following table discloses the purchase of Level 3 portfolio investments as well as the value of transfers into or out of Level 3 for the period ended January 31, 2026 of the Fund’s Level 3 portfolio investments:

	Investment in Joint Venture	Total
Balance as of October 31, 2025	$60,455,739	$60,455,739
Accrued discount/premium	2,500,478	2,500,478
Return of Capital	-	-
Realized Gain/(Loss)	(658,008)	(658,008)
Change in Unrealized Appreciation/(Depreciation)	(1,000,870)	(1,000,870)
Purchases	11,942,894	11,942,894
Sales Proceeds	(1,313,271)	(1,313,271)
Transfer into Level 3	-	-
Transfer out of Level 3	-	-
Balance as of January 31, 2026	$71,926,962	$71,926,962

Net change in unrealized appreciation/(depreciation) included in the Statements of Operations attributable to Level 3 investments held at January 31, 2026	$(1,000,870)	$(1,000,870)

The table below provides additional information about Level 3 Fair Value Measurements as of January 31, 2026:

Asset Class	Fair Value	Valuation Technique	Unobservable Inputs	Value/Range	Weighted Average
Investments in Joint Venture	$71,926,962	Discount Cash Flow Method	Constant Prepayment Yield	0%-100%	28.11%
			Constant Default Rate	0%	0%
			Discount Rate	10.00%-17.50%	14.30%

Securities Transactions and Investment Income – Investment security transactions are accounted for on a trade date basis. Cost is determined and gains and losses are based upon the specific identification method for both financial statement and federal income tax purposes. Dividend income is recorded on the ex-dividend date and interest income is recorded on the accrual basis. Dividend income from REITs is recognized on the ex-dividend date. It is common for distributions from REITs to exceed taxable earnings and profits, resulting in the excess portion of such dividends being designated as a return of capital. The calendar year-end amounts of ordinary income, capital gains, and return of capital included in distributions received from the Fund’s investment in REITs are reported to the Fund after the end of the calendar year; accordingly, the Fund estimates these amounts for accounting purposes until the characterization of REIT distributions is reported to the Fund after the end of the calendar year. Estimates are based on the most recent REIT distribution information available.

3. REVERSE REPURCHASE AGREEMENTS & MORTGAGE LOAN WAREHOUSE

The Fund may engage in reverse repurchase agreements. Reverse repurchase agreements are agreements that involve the sale of securities held by the Fund to financial institutions such as banks and broker-dealers, with an agreement that the Fund will repurchase the securities at an agreed upon price and date. During the reverse repurchase agreement period, the Fund continues to receive interest and principal payments on the securities sold. The Fund may employ reverse repurchase agreements (i) for temporary emergency purposes or to meet repurchase requests so as to avoid liquidating other portfolio securities during unfavorable market conditions; (ii) to cover short-term cash requirements resulting from the timing of trade settlements; or (iii) to take advantage of market situations where the interest income to be earned from the investment of the proceeds of the transaction is greater than the interest expense of the transaction.

Reverse repurchase agreements involve the risk that the market value of securities to be purchased by the Fund may decline below the price at which the Fund is obligated to repurchase the securities, or that the other party may default on its obligation, so that the Fund is delayed or prevented from completing the transaction. At the time the Fund enters into a reverse repurchase agreement, it will segregate, and maintain, liquid assets having a dollar value equal to the repurchase price. In the event the buyer of securities under a reverse repurchase agreement files for bankruptcy or becomes insolvent, the Fund’s use of the proceeds from the sale of the securities may be restricted pending a determination by the other party, or its trustee or receiver, whether to enforce the Fund’s obligations to repurchase the securities.

4. INVESTMENTS IN AFFILIATED COMPANIES

The Fund may invest in certain securities that are considered securities issued by affiliated companies. As defined by the 1940 Act, an affiliated person, including an affiliate company, is one in which a Fund owns 5% or more of the outstanding voting securities, or which is under common ownership or control with the Fund. The purchases, sales, interest income, capital gains, and value of investment in affiliated companies for the period ended January 31, 2026 were as follows:

	Fair Value as of October 31, 2025	Purchases	Sales	Amortization/ Accretion	Change in unrealized	Realized Gain Loss	Fair Value as of January 31, 2026	Interest Income
GSF 2023-1 Investor, LLC(a)(b)	39,550,026	-	-	-	-	-	39,550,026	632,667
GSF 2025-5 Portfolio Holding LLC(a)(b)	5,791,848	8,441,304	(1,313,271)	765,282	(755,428)	(658,008)	12,271,727	86,404
GSF 2025-AXMF1 EFX LLC(a)	15,113,865	3,501,590	-	1,735,196	(245,442)	-	20,105,209	313,132
	60,455,739	11,942,894	(1,313,271)	2,500,478	(1,000,870)	(658,008)	71,926,962	1,032,203

(a)	The Fund owns approximately 65.4%, 25.0%, and 9.6% of the underlying investment of GSF 2023-1 Investor LLC, GSF 2025-AXMF1 EFX LLC, and GSF 2025-5 Portfolio Holding LLC, respectively, which qualify as a REIT for U.S. tax purposes.
(b)	The Fund’s ownership in the above investment is held through a wholly-owned special purpose vehicle, and is restricted from withdrawal until liquidation.